Management Discussion and Analysis


March 30, 2001


Dear Fellow Shareholder:

The story for the semi-annual period ending February 28, 2001 really begins in mid-October 2000, about six weeks into the period. At that point in time, I was confronted with a most difficult decision. The Market Meter had just signaled a change in course; moving in a matter of weeks from recommending a fully invested position to a defensive portfolio structure.

Under almost any condition, it's a straightforward decision for me - when the Market Meter signals a change, move immediately to restructure our client portfolios including the Signature Fund, so that they're in synch with the Meter's recommendation. In this instance, however, I was in a quandary. To briefly recap, here's the situation I faced: At the time of its SELL signal in mid-October, the stock market had just been through a correction; dropping about 12% since late August.

Throughout the 1990s, the stock market snapped back quickly from all such corrections. My most immediate concern was that if we sold stocks to align the Fund's portfolio with the Market Meter's suggested position, we'd miss out on any ensuing recovery in stock prices.

In addition, we were about to enter the November through January period. History shows that it's by far the best period for stock investors. When these months occur in an election year, stock market returns tend to be even better. Taken together, these factors pointed toward a good recovery rally in stock prices perhaps extending into the new year.

I was, thus, confronted with the classic fork in the road. One set of probabilities strongly favored higher stock prices over the next several months. Another set of probabilities, as quantified by the Market Meter, were foretelling possible trouble three to six months ahead.

Given these choices, I spent days agonizing over my decision. I ultimately decided to keep the Signature Fund fully invested with the goal of taking advantage of an expected rally. My plan was then to restructure the Fund's portfolio to align it with the Market Meter's recommendation once it appeared the rally had run its course.

With the decision in place, I wrote a letter to Signature Fund shareholders discussing the dilemma I faced and my plan for dealing with it. In that letter, dated October 16, 2000, I made this point: "That's the game plan, but it is not without risk. Although the historical odds favor at least a brief recovery in stock prices, given the excesses of recent years, this stock market remains an accident waiting to happen. The dynamite is in place; now all that is required is some unexpected event to light the fuse." Shortly thereafter, two unexpected events took the market by surprise: the presidential election deadlock and tech-stock earnings shortfalls.

Stock prices did indeed rally, as if on cue, off their mid-October lows. The rally, however, reversed course beginning on election day and the mayhem surrounding it. And within weeks of the election, large technology companies began to report falling demand for their products. For me, the door was closing rapidly on any hopes of realigning the Fund's portfolio more defensively as called for by the Market Meter. The Fund became caught in a storm, in this case, the market's sell off. Once in such a storm, it's almost always better to hunker down and ride through it so one can fully participate when the market recovers. Which reminds me . . . in times like this investment managers always start invoking the long-term viewpoint: To participate in the stock market's superior long-term returns, investors must accept the price, and at times it can be a quite steep price, of occasional losses. This is probably the most fundamental tenet of investing. Still, this does little to salve my wounds when our clients' portfolios, including the Signature Fund, lose money.

Further compounding my great disappointment and frustration is the fact that, through the Market Meter, I had a tool to sidestep a good bit of the current downside damage. Many stock investors have been cruising along in recent years with nary a concern about the risks they were assuming, but not me. I've been worried about the potential fallout from investor excesses for some time, but I likewise felt that if there was ever a tool that could help avoid the kind of problems we're now encountering, it was the Market Meter. It wasn't a failure of the system because, as we can see with the clarity of hindsight, the Market Meter's SELL signal was quite timely.

The stock market takes investors to the woodshed for every mistake made. Yet, many investors never realize their potential because they fail to heed its lessons. For such investors, they're always right; it's the market that's got it all wrong. While perfection can never be achieved, the first step in realizing one's potential as an investor, is to accept the proposition that, ultimately, the stock market is always right.

But at times, it's both prudent and profit maximizing to seemingly bet against the stock market because the market is a master at camouflage and deception. We've seen this camouflage over the last year as the market used the lure of high-tech stocks and their apparently limitless returns to attract bucketfuls of unsuspecting investors.

Once the last investor had packed into this high-tech train, the market then proceeded to drive it over the cliff. Many tech-stock investors have surely felt betrayed even if they and the market were in perfect synch for quite awhile. Nonetheless, in their view they were right and the market was wrong. On the other hand, all those investors who refused to board tech's train because they didn't fall for the market's camouflage, were ultimately proved right by the market, and as such, were well rewarded.

The market plays by only one set of rules, its own rules, and over the past several years, it has rewritten many such rules; rules that had guided and served investors well over the previous 100 years. Many investors, particularly long-suffering value investors, have cried foul. But again, any investor who fails to heed the market and the lessons it dishes out is guaranteed to see their potential net worth greatly diminished over time.

For these reasons, I've worked to incorporate the market's new rule book into the management of the Signature Fund. Certainly, the market will throw curve balls our way, but I have no doubt that the Fund's approach, and the flexibility it provides, is far better prepared to handle these curve balls than most other funds.

Needless to say, I overrode the Market Meter's recommendation last fall only with great trepidation because I know full well its power. I was, though, confronted with a most unusual set of circumstances.

I, however, did not have a good backup plan in place if events failed to pan out as expected. That's the real lesson in all this: If the occasion ever arose again where I felt compelled to override the recommendations of the Market Meter, it's critical to have an exit strategy in place if things don't work out. For, as this instance has so clearly shown, without such a plan, the quick swirl of events can quickly slam the door on any graceful exit. In order to incorporate this lesson, I have developed an exit strategy built around a short-term trading system that goes a long way to better finessing the kind of conundrum I encountered last fall.

With that perspective, I'll briefly review the Fund's performance. Since inception, the Fund's performance lags the S&P 500, its target index, by about four percent. But as I pointed out in the October annual report, this performance disadvantage was solely due to the Fund's significant under-performance in the fall of 1999.

Throughout the fall of 1999, the Fund was sitting mostly in cash just as technology stocks began their parabolic blowoff. In addition, the Fund during this period was not yet open to outside shareholders; it, in fact, had only one shareholder, a co-owner of Lindbergh Capital Management, the Fund's advisor. Under the rules, the returns of this period are part of the Fund's permanent track record. Most importantly, though, no single outside shareholder was penalized for this period of under-performance.

-------------------------------- --------------- ------------ ------------
                                     Since        Calendar       Since
                                  Jan. 1, 2000    Year 2000   Inception*
-------------------------------- --------------- ------------ ------------

Lindbergh Signature Fund            -10.2%           -4.6%       -5.2%
S&P 500                             -12.6%           -9.1%       -1.2%
Wilshire 5000                       -14.0%          -10.7%       -0.5%
Dow Jones Industrials                -6.2%           -4.8%        2.6%
Russell 2000                         -5.2%           -4.2%        7.7%
NASDAQ                              -42.2%          -39.3%      -15.8%
-------------------------------- --------------- ------------ ------------

*Fund inception  - October 1,1999
-------------------------------- --------------- ------------ ------------

Despite being fully invested during the stock market downturn, the Fund lost 4.6% in 2000. As you can see in the accompanying table, this is clearly better than most broad based stock indexes such as the S&P 500, or the Wilshire 5000. (The Wilshire 5000 is the most complete measure of the U.S. stock market.)

Since the beginning of January 2000, when the Fund opened to outside shareholders, the Fund's annualized loss has averaged 10.2% (see table). By comparison, the S&P 500's losses were 12.6% over the same period. The Wilshire 5000's losses were running at a 14.0% annual rate. (Please note, because the returns shown in the table under "Since Inception" and "Since Jan. 1, 2000" exceed one year, the returns shown are average-annual rates of return.)

The large company dominated Dow Industrials tells a somewhat different story. Its losses have averaged 6.2% since 1999. Until March of this year, the Dow has held up remarkably well during the stock market's downturn. This isn't unusual as the Dow tends to do better than average during bear market downturns and to underperform during bull market recoveries. Also, it has a well-below average holding in technology stocks, the sector which has suffered the greatest losses as you can see from the NASDAQ results shown above.

Small company stocks, as measured by the Russell 2000, have likewise performed quite well compared to the U.S. stock market. This is somewhat surprising as small stocks tend to be among those sectors hardest hit during steep market declines. But after suffering through six years of sub-par returns, small stocks are much more cheaply priced than their large company counterparts. This is the most likely reason why small stocks have held up better than most during the current market downturn.

Bear markets, while always painful, do have several notable benefits. First, as a cleaning process, they wash away the excesses of the previous bull market. And this past bull run generated excesses never encountered in the annals of U.S. stock market history, particularly in technology stocks. It will take time, perhaps a year or more, before the problems in high-tech companies and their stocks are fully flushed out, but the process is well along.

Bear markets also set the stage for not only a recovery in stock prices, but offer important new opportunities as well. Stock market history shows, for example, that the stock sectors, which led the way during the previous bull markets, are displaced by other groups during the next bull run.

At this early stage, one can't be sure just what stock groups will assume the new leadership mantle in the next bull market. Nonetheless, the long-languishing small stock sector is an unusually attractive candidate at this point. Also, energy related stocks may be poised for an extended period of above-average returns.

As a result, the Signature Fund has, in recent months, been slowly shifting its investment dollars into energy and small value stocks. Small company value stocks now comprise over 30% of the Fund's holdings.

Finally, it's hard to say just how or when this current bear market will end, but a number of factors suggest that, at the very least, it is in a late stage. If so, this will provide investors with a chance to recover recent losses and new investment opportunities as well. I'm looking forward to these new opportunities as they become available in the weeks and months ahead.


Sincerely,



Dewayne Wiggins

                            [OBJECT OMITTED]

               Lindbergh
              Signature Fund               S&P 500 Index

10/01/99         $10,000                      $10,000
10/31/99          10,200                       10,633
11/30/99          10,297                       10,849
12/31/99          10,511                       11,487
01/31/00          10,411                       10,910
02/29/00          10,438                       10,704
03/31/00          10,725                       11,750
04/30/00          10,658                       11,397
05/31/00          10,623                       11,163
06/30/00          10,756                       11,438
07/31/00          10,779                       11,260
08/31/00          11,307                       11,959
09/30/00          11,012                       11,327
10/31/00          10,655                       11,279
11/30/00           9,697                       10,391
12/31/00          10,032                       10,442
01/31/01          10,202                       10,812
02/28/01           9,274                        9,827


                    Average Annual Total Return
             For the Periods Ending February 28, 2001

                                                        Since Inception
                                 One Year              (October 1, 1999)
Lindbergh Signature Fund          -11.16%                    -5.19%
S&P 500 Index                      -8.19%                    -1.23%


This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the S&P 500 Index on October 1, 1999 (inception of the Fund) and held through February 28, 2001. The S&P 500 Index is an unmanaged group of stocks whose total return includes the reinvestment of any dividends and capital gain distributions, but does not reflect expenses, which have lowered the Fund's return. The Fund's return represents past performance and is not a guarantee of future results.

Schedule of Investments - February 28, 2001 (Unaudited)

COMMON STOCKS - 67.03%
   Number of Shares                                                                          Market Value

                        Accident & Health Insurance - 0.74%
         7,000          Conseco, Inc. *                                                            $ 98,140
                                                                                            ----------------
                        Beverages - 2.07%
         4,300          Constellation Brands, Inc. - Class A *                                      274,555
                                                                                            ----------------
                        Computer Communications Equipment - 0.38%
          790           Juniper Networks, Inc. *                                                     51,004
                                                                                            ----------------
                        Computer Storage Devices - 0.72%
         2,420          EMC Corp. *                                                                  96,219
                                                                                            ----------------
                        Communications Equipment, NEC - 0.01%
          89            McData Corp. - Class A *                                                      1,592
                                                                                            ----------------
                        Congeneration Services & Small Power Producers - 2.96%
         7,270          AES Corp. *                                                                 392,362
                                                                                            ----------------
                        Crude Petroleum & Natural Gas - 5.83%
         4,500          Apache Corp.                                                                264,150
         5,900          Noble Affiliates, Inc.                                                      261,665
        13,800          Ocean Energy, Inc.                                                          248,400
                                                                                            ----------------
                                                                                                    774,215
                                                                                            ----------------
                        Electric Services - 2.16%
         6,440          Calpine Corp. *                                                             286,516
                                                                                            ----------------
                        Electronic Computers - 0.63%
         4,220          Sun Microsystems, Inc. *                                                     83,872
                                                                                            ----------------
                        Fire, Marine & Casulty Insurance - 1.63%
         2,645          American International Group, Inc.                                          216,361
                                                                                            ----------------
                        Functions Related to Depository Banking, NEC - 3.35%
         9,610          Concord EFS, Inc. *                                                         444,462
                                                                                            ----------------
                        General Industrial Machinery & Equipment, NEC - 1.67%
         4,050          Tyco International Ltd.                                                     221,333
                                                                                            ----------------
                        National Commercial Banks - 5.12%
         3,920          Citigroup, Inc.                                                             192,786
         6,600          MBNA Crop.                                                                  217,008
        11,610          U.S. Bancorp                                                                269,352
                                                                                            ----------------
 See accompanying notes which are an integral part of the financial statements.                     679,146
                                                                                            ----------------

Schedule of Investments - February 28, 2001 (Unaudited)

                        Operative Builders - 4.17%
         7,900          Pulte Corp.                                                               $ 271,365
         7,900          Toll Brothers, Inc. *                                                       282,504
                                                                                            ----------------
                                                                                                    553,869
                                                                                            ----------------
                        Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.92%
         6,560          Biomet, Inc.                                                                254,610
                                                                                            ----------------
                        Pharmaceutical Preparations - 2.18%
         3,600          Merck & Co., Inc.                                                           288,720
                                                                                            ----------------
                        Personal Credit Institutions - 3.66%
         2,530          Capital Once Financial Corp.                                                139,782
         5,970          Houshold International, Inc.                                                345,782
                                                                                            ----------------
                                                                                                    485,564
                                                                                            ----------------
                        Retail - Drug Stores & Proprietary Stores - 2.17%
         6,510          Walgreen Company                                                            288,523
                                                                                            ----------------
                        Retail - Family Clothing Stores - 0.30%
         1,480          Gap, Inc.                                                                    40,315
                                                                                            ----------------
                        Retail - Miscellaneous Shopping Goods Stores - 0.57%
         8,200          Office Depot, Inc. *                                                         75,440
                                                                                            ----------------
                        Retail - Shoe Stores - 2.01%
         3,500          Payless Shoesource, Inc. *                                                  267,330
                                                                                            ----------------
                        Retail - Women's Clothing Stores - 1.99%
        11,300          Dress Barn, Inc. *                                                          264,138
                                                                                            ----------------
                        Savings Institutions, Federally Chartered - 2.14%
         9,500          Dime Bancorp, Inc.                                                          284,050
                                                                                            ----------------
                        Semiconductors & Related Devices - 0.64%
         2,160          Linear Technology Corp.                                                      85,590
                                                                                            ----------------
                        Services - Health Services - 1.39%
         1,860          Wellepoint Health Networks, Inc. *                                          183,861
                                                                                            ----------------
                        Services - Nursing & Personal Care Facilities - 2.24%
        12,500          Sunrise Assisted Living, Inc. *                                             296,875
                                                                                            ----------------
                        Services-Prepackaged Software - 0.78%
         1,860          i2 Technologies, Inc. *                                                      49,988
         1,400          Siebel Systems, Inc. *                                                       53,550
                                                                                            ----------------
                                                                                                    103,538
                                                                                            ----------------
See accompanying notes which are an integral part of the financial statements.

Schedule of Investments - February 28, 2001 (Unaudited)

                        Services-Specialty Outpatient Facilities, NEC - 2.10%
         3,110          Express Scripts, Inc. - Class A *                                         $ 278,928
                                                                                            ----------------
                        Ship & Boat Building & Repair - 2.52%
         4,900          General Dynamics Corp.                                                      334,082
                                                                                            ----------------
                        Surety Insurance - 2.23%
         5,100          MGIC Investment Corp.                                                       295,545
                                                                                            ----------------
                        Surgical & Medical Instruments & Apparatus - 2.07%
         6,400          Teleflex, Inc.                                                              274,880
                                                                                            ----------------
                        Water Transportation - 0.28%
         1,100          Carninval Corp.                                                              36,674
                                                                                            ----------------
                        Wholesale-Drugs Proprietaries & Druggists' Sundries - 2.17%
         2,840          Cardinal Health, Inc.                                                       288,260
                                                                                            ----------------
                        Women's, Misses & Juniors Outerwear - 2.23%
         7,710          Jones Apparel Group, Inc. *                                                 296,064
                                                                                            ----------------

TOTAL COMMON STOCKS (Cost $9,033,917)                                                             8,896,633
                                                                                            ----------------

       Principal                                                                               Market Value
                        U.S. Government Securities - 30.75%
       4,120,000        U.S. Treasury Bill, 0.00%, due 05/10/01 (Cost $4,075,129)                 4,082,269
                                                                                            ----------------
                        Money Market Securities - 2.57%
        340,545         UMB Money Market Fiduciary Fund 3.86%, (a) (Cost $340,545)                  340,545
                                                                                            ----------------

TOTAL INVESTMENTS - 100.35% (Cost $15,003,607)                                                   13,319,447
                                                                                            ----------------
Liabilities in excess of other assets - (0.35)%                                                     (45,985)
                                                                                            ----------------
Total Net Assets - 100.00%                                                                     $ 13,273,462
                                                                                            ================

* Non-Income Producing
(a) Variable rate security; the coupon rate shown represents the rate at February 28, 2001.
(b) Securities segregated as initial margin for open futures contracts are $617,500 of the total
      $4,120,000 investment.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets & Liabilities (Unaudited)                                                February 28, 2001

ASSETS
                                                                                                 Amount

        Investment in securities (cost $13,449,591)                                             $13,319,447
        Cash                                                                                          1,300
        Dividends receivable                                                                          1,561
        Interest receivable                                                                           3,713
        Receivable for fund shares sold                                                              32,000
        Other assets                                                                                  6,291
                                                                                             ---------------
           Total assets                                                                          13,364,312
                                                                                             ---------------
LIABILITIES

        Other payables and accrued expenses                                                        $ 16,600
        Variation margin on futures contracts                                                        74,250
                                                                                             ---------------
           Total liabilities                                                                         90,850
                                                                                             ---------------

        Net Assets                                                                              $13,273,462
                                                                                             ===============

SOURCES OF NET ASSETS

        Net assets consist of:
        Paid in capital                                                                         $15,606,437
        Accumulated undistributed net investment income                                              31,532
        Accumulated undistributed net realized gain on investments                               (1,378,567)
        Net unrealized appreciation (depreciation) on:
          Investments                                                                              (130,144)
          Futures contracts                                                                        (855,796)
                                                                                             ---------------

        Net Assets                                                                              $13,273,462
                                                                                             ===============

        Shares of capital stock outstanding (no par value, Unlimited shares authorized)             153,383

        Net asset value, offering and redemption price per share ($13,273,462 / 153,383)            $ 86.54
                                                                                             ===============


        See accompanying notes which are an integral part of the financial statements.

Statement of Operations
  - for the six months ended February 28, 2001 (Unaudited)

INVESTMENT INCOME

        Dividend income                                                                            $ 12,402
        Interest income                                                                             221,456
                                                                                             ---------------
        Total Income                                                                                233,858


EXPENSES

        Investment advisory fee (Note 3)                                                             53,243
        Transfer agent fees                                                                           7,439
        Administration fees                                                                           8,927
        Legal fees                                                                                    8,920
        Pricing & bookkeeping fees                                                                    8,927
        Custodian fees                                                                                4,192
        Insurance fees                                                                                1,987
        Registration fees                                                                             2,944
        Audit fees                                                                                    5,150
        Trustees' fees                                                                                3,447
        Out of pocket fees                                                                            2,128
        Printing fees                                                                                 1,811
        Miscellaneous fees                                                                            3,067
                                                                                             ---------------
        Total expenses before waived & reimbursed expenses                                          112,182
        Expenses waived & reimbursed by Adviser (Note 3)                                            (58,939)
                                                                                             ---------------
        Total operating expenses                                                                     53,243
                                                                                             ---------------
        Net Investment Income                                                                       180,615
                                                                                             ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

        Net realized gain (loss) on:
          Investment securities                                                                    (484,762)
          Futures contracts                                                                        (838,258)
        Change in net unrealized appreciation (depreciation) on:
          Investment securities                                                                    (517,584)
          Futures contracts                                                                      (1,183,418)
                                                                                             ---------------
        Net gain on investment securities                                                        (3,024,022)
                                                                                             ---------------
        Net increase in net assets resulting from operations                                    $(2,843,407)
                                                                                             ===============

See accompanying notes which are an integral part of the financial statements.


Statement of Changes in Net Assets
-for the Six Months Ended February 28, 2001 and the Period Ended August 31, 2000

INCREASE (DECREASE) IN NET ASSETS

      Operations:
         Net investment income                                                  $ 180,615            $ 350,419
         Net realized gain on investment securities                            (1,323,020)             185,983
         Change in net unrealized appreciation                                 (1,701,002)             715,062
                                                                      -------------------- --------------------
         Increase in net assets resulting from operations                      (2,843,407)           1,251,464
                                                                      -------------------- --------------------
      Distributions to shareholders:
         From net investment income                                              (472,926)             (21,950)
         From net realized gain                                                  (241,406)                (125)
                                                                      -------------------- --------------------
        Total distributions                                                      (714,332)             (22,075)
                                                                      -------------------- --------------------
      Share Transactions:
         Net proceeds from sale of shares                                         662,450           14,524,854
         Shares issued in reinvestment                                            714,332               22,074
         Shares redeemed                                                          (27,253)            (394,645)
                                                                      -------------------- --------------------
         Net increase in net assets resulting
         from share transactions                                                1,349,529           14,152,283
                                                                      -------------------- --------------------
      Total increase in net assets                                             (2,208,210)          15,381,672
                                                                      -------------------- --------------------
      Net Assets:
         Beginning of period                                                   15,481,672              100,000
                                                                      -------------------- --------------------
         End of period [including accumulated undistributed net
            investment income of $31,532 and $350,419, respectively]         $ 13,273,462         $ 15,481,672
                                                                      ==================== ====================

      Transactions in Fund Shares:
      Shares sold                                                                   6,773              141,687
      Shares reinvested                                                             7,687                  214
      Shares redeemed                                                                (288)              (3,690)
                                                                      -------------------- --------------------
      Net increase in number of shares outstanding                                 14,172              138,211
                                                                      ==================== ====================


* For the Period October 1, 1999 (Commencement of Operations) to August 31, 2000.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights
For the Six Months Ended February 28, 2001 and the Period Ended August 31, 2000.


                                                                       For the
                                                                      six months
                                                                        ended        Period ended
                                                                     February 28,     August 31,
                                                                   2001 (Unaudited)    2000 (a)
        Selected Per Share Data:
        Net asset value, beginning of period                           $ 111.21          $ 100.00
                                                                   -------------     -------------
        Income from investment operations
           Net investment income                                           1.22              4.18
           Net realized and unrealized gain                              (20.93)             8.75
                                                                   -------------     -------------
        Total from investment operations                                 (19.71)            12.93
                                                                   -------------     -------------
        Less Distributions:
           From net investment income                                     (3.26)            (1.71)
           From net realized gain                                         (1.70)            (0.01)
                                                                   -------------     -------------
        Total distributions                                               (4.96)            (1.72)
                                                                   -------------     -------------

        Net asset value, end of period                                  $ 86.54          $ 111.21
                                                                   =============     =============

        Total Return (b)                                                 (17.98)%          13.07%

        Ratios and Supplemental Data:
        Net assets, end of period (000)                                $ 13,273          $ 15,482
        Ratio of expenses to average net assets                           0.75% (c)         0.75% (c)
        Ratio of expenses to average net assets
           before waiver & reimbursement                                  1.59% (c)         2.00% (c)
        Ratio of net investment income to
           average net assets                                             2.55% (c)         4.33% (c)
        Ratio of net investment income to
           average net assets before waiver & reimbursement               1.72% (c)         3.08% (c)
        Portfolio turnover rate                                          28.22%             5.38% (c)

(a) For the period October 1, 1999 (commencement of operations) to August 31, 2000.
(b) For periods of less than one full year total returns are not annualized.
(c)  Annualized


See accompanying notes which are an integral part of the financial statements.

Lindbergh Signature Fund
Notes to the Financial Statements
February 28, 2001 (Unaudited)

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Note 1 - General

The Lindbergh Signature Fund (the "Fund") is organized as a non-diversified series of Lindbergh Funds, a Massachusetts business trust, pursuant to a trust agreement dated June 16, 1999. The Lindbergh Signature Fund's primary objective is to increase the value of your investment over the long-term through capital appreciation and earned income. Capital preservation is an important but secondary objective. The Fund seeks to achieve this objective by investing in common stocks, bonds and money market instruments in proportions consistent with their expected returns and risk as assessed by the Fund's adviser, Lindbergh Capital Management, Inc. (the "Adviser"). In evaluating potential risk and return tradeoffs, the Adviser reviews general macro-economic conditions, Federal Reserve policy and employs various analytical models.

When, in the Adviser's judgment, conditions are favorable for stock investments, the fund will normally be fully invested in commons stocks. If however, in the Adviser's view, stock market conditions are less favorable for investors, all or a portion of the fund assets will be shifted out of stocks and into such fixed income investments as bonds and cash. The Fund is permitted to be 100% invested in any one of the three asset classes - stocks, bonds, or cash. The trust agreement permits the Board of Trustees (the "Board") to issue and unlimited number of shares of beneficial interest of separate series without par value. The Fund is currently the only series of funds currently authorized by the Board.


Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

    A)  Portfolio Valuations

Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. Securities are valued as determined in good faith under the general supervision of the Board of Trustees when: market quotations are not readily available; the Adviser determines that the last bid price does not accurately reflect the current value; or restricted securities are being valued.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's advisor believes such prices accurately reflect the fair market value of such services. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith under the general supervision of the Board of Trustees. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Lindbergh Signature Fund
Notes to the Financial Statements
February 28, 2001 (Unaudited) - continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 2 - Significant Accounting Policies - (continued)

     B) Futures Contracts

The Fund uses index futures contracts, when appropriate, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The Fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The Fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The Fund will not effect a futures or options transaction if the aggregate value of the Fund's securities subject to outstanding futures and options would exceed 100% of the Fund's total assets. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the Fund and the prices of futures contracts, the possibility of an illiquid market, or that the counterparty will fail to perform its obligation.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

     C)  Portfolio Transactions and Related Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to net realized gains and paid-in-capital.

     D)  Dividends and Distributions to Shareholders

The Fund intends to comply with federal tax rules regarding the distribution of substantially all of its net investment income as dividends to its shareholders on an annual basis, and to distribute its net long-term capital gains and its short-term capital gains at least once a year. However, to the extent that net realized gains of the Fund could be reduced by any capital loss carryovers, such gains will not be distributed.

     E)  Federal Income Taxes

The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.



Lindbergh Signature Fund
Notes to the Financial Statements
February 28, 2001 (Unaudited) - continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 2 - Significant Accounting Policies - (continued)

     F)  Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Lindbergh Capital Management, Inc., (the "Adviser") to manage the Fund's investments. The Adviser will be paid an advisory fee equal to 0.75% of the average annual net assets of the Fund. Actual total expenses, including advisory fees, will not exceed 0.75% because the Adviser's contract with the Fund requires it to reimburse fund expenses to maintain total annual fund operating expenses at 0.75% through August 31, 2001, and to inform the Fund prior to that date, if the commitment is to continue. As of August 31, 2000 the Adviser has agreed to maintain total annual fund operating expenses at 0.75% through August 31, 2001. For the six months ended February 28, 2001, the Adviser earned fees of $53,243, and waived all fees earned and reimbursed expenses to the Fund of $58,939.

The Fund retains Unified Fund Services, Inc., (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory review and reporting and necessary office equipment, personnel and facilities. The Fund also retains Unified Fund Services, Inc. (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Fund also retains Unified Fund Services, Inc. (the "the "Mutual Fund Accountant") to provide mutual fund accounting services to the Fund. For the six months ended February 28, 2001 the Administrator, Transfer Agent and Mutual Fund Accountant received fees of $8,927, $7,439 and $8,927, respectively, for services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay directly, or reimburse the Fund's Adviser and Distributor, for certain distribution and promotion expenses related to marketing its shares, in an amount not to exceed 0.25% of the average daily net assets of the Fund. As of February 28, 2001 the distribution plan has not been activated. Certain members of management of the Administrator and Distributor are also members of management of the trust.

Note 4 - Securities Transactions

For the six months ended February 28, 2001, purchases and sales proceeds from investment securities, excluding short-term investments were as follows:

                                                 Purchases       Sales
Lindbergh Signature Fund                        $7,974,859    $4,076,822






Lindbergh Signature Fund
Notes to the Financial Statements
February 28, 2001 (Unaudited) - continued

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Note 5 - Unrealized Appreciation (Depreciation)

At February 28, 2001,  the cost for federal  income tax purposes is  $13,499,591
and  the  composition  of  gross  unrealized   appreciation   (depreciation)  of
investment securities is as follows:

                                   Appreciation        Depreciation    Net Depreciation

Lindbergh Signature Fund               $638,020         ($768,164)         ($130,144)

At February 28, 2001, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized appreciation were:

Futures Contracts                 Number of Long          Aggregate            Unrealized
                                     Contracts         Settlement Value       Depreciation
NASDAQ 100 Index                         9                $2,443,098            $721,398
S&P 400 Midcap Index                     9                 2,375,848             134,398


Note 6 - Related Party Transactions

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2001 Charles Schwab & Co. holds 99.64% of outstanding Fund shares in an omnibus account for the benefit of others.